Oppenheimer Diversified Alternatives Fund

Oppenheimer International Diversified Fund

Oppenheimer Portfolio Series Active Allocation Fund

Oppenheimer Portfolio Series Conservative Investor Fund

Oppenheimer Portfolio Series Equity Investor Fund

Oppenheimer Portfolio Series Moderate Investor Fund

Statement of Additional Information Supplement dated August 9, 2013

This supplement amends the Statement of Additional Information (“SAI”) of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s). Capitalized terms used herein are as defined in the SAI.

Effective immediately:

The section titled “Portfolio Proxy Voting” is replaced in its entirety with the following:

Portfolio Proxy Voting. The Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds. Accordingly, the Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on a matter pertaining to those Underlying Funds. With respect to any such matter, the Fund will vote its shares in accordance with the recommendation of the board of trustees of the Underlying Fund, except as otherwise determined by the Fund’s Board.

The Fund and the Underlying Funds (each a “Fund” for purposes of portfolio proxy voting) have adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund (“portfolio proxies”). The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Each Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund’s Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager’s internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager’s affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•	If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.
•	If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.
•	With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent’s general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee’s knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.

The Proxy Voting Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•	The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee’s investment in the company, and whether the company or nominee is targeted in connection with public “vote no” campaigns.
•	The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
•	The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
•	The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.
•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.
•	The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.
•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.
•	The Fund generally votes against proposals to classify a board.
•	The Fund generally supports proposals to eliminate cumulative voting.
•	The Fund generally votes against proposals to establish a new board committee.
•	The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.
•	The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.
•	The Fund generally supports transfer stock option (“TSO”) programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
•	The Fund generally supports proposals to require majority voting for the election of directors.
•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
•	The Fund generally supports proposals seeking disclosure regarding the company’s, board’s or committee’s use of compensation consultants.
•	The Fund generally supports “pay-for-performance” and “pay-for-superior-performance standard” proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.
•	The Fund generally supports having shareholder votes on poison pills.
•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
•	The Fund votes case-by-case on bonus banking/bonus banking “plus” proposals.
•	The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
•	The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
•	In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
•	The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC’s website at www.sec.gov.

August 9, 2013	PX0000.061